Business acquisition	12 Months Ended
Dec. 31, 2022
Business acquisition.
Business acquisition

4. Business acquisition

Acquisition of travel agencies

Before 2020, the Group made several acquisitions in offline travel agencies. These business acquisitions were accounted for using purchase accounting and goodwill of RMB232,007 was recognized accordingly. The fair value of the contingent cash consideration, based on the achievement of profit target in the future, was estimated using a probability-weighted scenario analysis method. During the years ended December 31, 2020, 2021 and 2022, the Group paid RMB14,019, nil and nil, respectively, of the contingent consideration, and made a downward adjustment of the fair value of the contingent consideration by RMB5,451, RMB3,597 and RMB3,053, respectively, based on the reassessment of achievement of profit target. As of December 31, 2022, the Group has unpaid contingent consideration of RMB4,100 resulting from these acquisitions.

Pro forma results of operations for the acquisitions described above have not been presented because they are not material to the Group’s consolidated income statements, either individually or in aggregate.

Disposal of travel agencies

During the year ended December 31, 2022, the Group disposed the controlling interests in certain subsidiaries engaging in travel agency business, which were acquired by the Group before 2020, and only retained non-controlling interests in these former subsidiaries after the disposals.

There is only one reporting unit in the Group, and the Group attributed portions of the reporting unit’s goodwill to these disposed entities in determining the gain or loss on the disposal of the business, based on the relative fair values of these disposed entities compared with the fair value of the Group. As the disposed entities are not individually material to the Group’s consolidated financial statements, the disposal activities are presented in aggregate as follows:

Amount
Total consideration	17,264
Recognition of:
Long-term investment - fair value of retained non-controlling interests	9,655
Derecognition of:
Net liabilities (including cash disposed of RMB23,519)	29,482
Intangible assets	(16,027)
Deferred tax liability	3,899
Noncontrolling interests	24,061
Waiver of the contingent consideration yet to be paid	1,861
Goodwill attributable to the disposed entities	(5,244)
Total disposal gain	64,951

As of December 31, 2022, the Group received proceeds of RMB7,454 with unpaid amount of RMB9,810, which is expected to receive in 5 years.

As a result of above disposals, the Group recognized a disposal gain of RMB64,951 for the year ended December 31, 2022.

The business size of disposed former subsidiaries were not material to the Group and the Group continues to operate its travel agency business, hence the disposals were not considered as a strategic shift for the Group’s business operations nor discontinued operations.

Refer to Note 7 for accounting for the retained noncontrolling investments in these former subsidiaries.